UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23383

LORD ABBETT CREDIT OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Address of principal executive offices) (Zip code)

Lawrence B. Stoller, Esq.

Vice President, Secretary, and Chief Legal Officer

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Explanatory Note:

The Registrant is filing this amendment to its Certified Shareholder Report on Form N-CSR for the year ended December 31, 2021, originally filed with the Securities and Exchange Commission on March 4, 2022 (Accession Number 0000930413-22-000438) (the “Original Filing”) to amend Items 4, 7, 8, 9, and 12 and Item 13(c) to incorporate the Registrant’s proxy voting policies and procedures. Item 1 through Item 3, Item 5 through Item 6, and Item 10 through Item 11 to this Form N-CSR/A are incorporated by reference to the Original Filing.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2022 and 2021 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2022	2021
Audit Fees {a}	$69,000	$65,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	69,000	65,000

Tax Fees {b}	- 0 -	7,671
All Other Fees	- 0 -	- 0 -

Total Fees	$69,000	$72,671

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2021 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

●	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
●	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chair, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chair will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2022 and 2021 were:

	Fiscal year ended:
	2022	2021
All Other Fees {a}	$270,000	$220,000

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2022 and 2021 were:

	Fiscal year ended:
	2022	2021
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund has delegated proxy voting responsibilities to the Fund’s investment adviser, Lord Abbett, subject to the ESG and Proxy Committee’s general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached hereto as Exhibit 13(c).

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Item 8(a)(1)

As of the date of filing this Report:

Name and Title	Since	Recent Professional Experience
Jeffrey D. Lapin (Partner at Lord Abbett)	Inception (February 2019)	Mr. Lapin joined Lord Abbett in 2012 as a portfolio manager for Lord Abbett’s taxable fixed-income strategies, and was named Partner in 2016. He began his career in the financial services industry in 1997. Previously, he was Managing Director and Head of European Market Credit Coverage at Post Advisory Group. His prior experience also includes serving as Partner, Co-Portfolio Manager at Tablerock Fund Management, LLC; Analyst at Avenue Capital Management, LLC; and Research Analyst at M.J. Whitman, Inc. He earned an AB from Georgetown University, an MBA from New York University’s Leonard N. Stern School of Business, and a JD from Northwestern University’s School of Law.

Kewjin Yuoh (Partner at Lord Abbett)	Inception (February 2019)	Mr. Yuoh joined Lord Abbett in 2010 as a portfolio manager for Lord Abbett’s taxable fixed-income strategies, and was named Partner in 2012. He began his career in the financial services industry in 1994. Prior to joining Lord Abbett, he was a Portfolio Manager of Structured Products at Sanford Bernstein; a Portfolio Manager of Agency Mortgage-Backed Securities at Credit Suisse Asset Management; and a Senior VP, Director of Fundamental Research for Liquid and Structured Products at AllianceBernstein. Mr. Yuoh earned a BS from Cornell University.

Eric P. Kang (Managing Director at Lord Abbett)	May 2021	Mr. Kang joined Lord Abbett in 2015. He began his career in the financial services industry in 1999. His previous experience includes serving as Principal, Senior Analyst at MidOcean Credit Partners; Senior Analyst at Bell Point Capital Management; Analyst, Fundamental Credit Group at Citadel Investment Group; Vice President and Associate, Principal Credit Group at Merrill Lynch; and Analyst, Investment Banking at Donaldson, Lufkin & Jenrette. He earned a BS from the Wharton School of Business at the University of Pennsylvania and an MBA from the Darden School of Business at the University of Virginia.

Adam C. Castle (Partner at Lord Abbett)	May 2021	Mr. Castle joined Lord Abbett in 2015. He began his career in the financial services industry in 2008. His previous experience includes serving as Vice President, Securitized Products Group at Credit Suisse; Assistant Vice President and Research Analyst, Securitized Assets at AllianceBernstein; and Analyst, Fixed Income Rotational Program at AllianceBernstein. He earned a BS from Cornell University and is a holder of the Chartered Financial Analyst (CFA) designation.

Item 8(a)(2)

The following table sets forth information about the other accounts managed by the Fund’s portfolio managers as of December 31, 2022.

Included in the Registered Investment Companies category are those U.S.-registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett.

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Jeffrey D. Lapin	1	6,098.56	3	458.19	0	0
Kewjin Yuoh	15	95,007.98	9	8,450.98	334	112.15
Eric P. Kang	3	2,576.20	1	50.39	0	0
Adam C. Castle	8	66,962.17	6	7,268.69	0	0

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities between the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Funds. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts in the table referenced above.

Item 8(a)(3)

The discussion below describes the portfolio managers’ compensation as of December 31, 2022.

When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus, and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of our funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

Item 8(a)(4)

The following table indicates the dollar range of securities beneficially owned by each portfolio manager in the Fund he or she manages, as of December 31, 2022. This table includes the value of securities beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Ownership of Securities	Aggregate Dollar Range of Securities
Jeffrey D. Lapin	$100,001-$500,000
Kewjin Yuoh	$10,001-$50,000
Eric P. Kang	$50,001-$100,000
Adam C. Castle	$10,001-$50,000

Item 8(b):	Not Applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
None.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

(c)	The Registrant’s Proxy Voting Policies and Procedures is attached hereto in response to Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT CREDIT OPPORTUNITIES FUND

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: January 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: January 25, 2023

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: January 25, 2023